UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to §240.14a-12

Paladin Realty Income Properties, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

10880 Wilshire Boulevard, Suite 1400 Los Angeles, California 90024

Proxy Supplement

dated May 1, 2008

to the

Proxy Statement dated April 30, 2008

To our Stockholders:

This Proxy Supplement relates to our Proxy Statement, dated April 30, 2008 (“Proxy Statement”), which was previously delivered to you in connection with our 2008 Annual Meeting of Stockholders to be held on Thursday, June 19, 2008. The previously delivered Proxy Statement included, among other things, a number of proposals to amend our Charter, as well as a complete copy of the relevant section proposed to be amended, marked in each case to reflect the proposed amendments to that section. We are filing this Proxy Supplement to provide our stockholders with the attached Annex A, which sets forth a complete copy of our Charter, similarly marked to reflect the amendments proposed in our Proxy Statement pursuant to Proposals 2(a) through 2(j), together with conforming changes to give proper effect to those proposed amendments.

ANNEX A

FORM OF SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

OF

PALADIN REALTY INCOME PROPERTIES, INC.

Paladin Realty Income Properties, Inc., a Maryland corporation having its principal office at 10880 Wilshire Blvd., Suite 1400, Los Angeles, California 90024 (hereinafter, the “Company”), hereby certifies that:

FIRST: The Company desires to amend and restate its ~~articles of incorporation~~charter as currently in effect.

SECOND: The total number of shares of stock of all classes which the Company had authority to issue immediately before this amendment to the ~~articles of incorporation~~charter of the Company was ~~100,000, all~~850,000,000, of which ~~were~~750,000,000 shares of ~~common stock of~~ the par value of $.01 ~~and an~~were common stock and 100,000,000 shares of the par value of $.01 were preferred stock. The aggregate par value of ~~$1,000.~~all the authorized shares of all classes was $8,500,000.

THIRD: The total number of shares of stock of all classes which the Company has authority to issue~~, as amended,~~ pursuant to this amendment to the charter is 850,000,000, of which 750,000,000 shares of the par value of $.01 are common stock and 100,000,000 shares of the par value of $.01 are preferred stock. The aggregate par value of all the authorized shares of all classes is $8,500,000.

FOURTH: A description, as amended, of each class of stock of the Company with the preferences, voting, conversion or other rights, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in Article VI.

FIFTH: The following are the provisions of the ~~articles of incorporation~~charter which are now in effect and as amended hereby~~, dated February 25, 2005~~ in accordance with the Maryland General Corporation Law:

ARTICLE I

ORGANIZATION

Paladin Realty Income Properties, Inc. (the “Company”) is a Maryland corporation within the meaning of the Maryland General Corporation Law (“Maryland Corporation Law”).

ARTICLE II

NAME AND CERTAIN DEFINITIONS

Section 2.1. Name. The name of the Company is “Paladin Realty Income Properties, Inc.”

Section 2.2. Certain Definitions. As used in these Articles of Incorporation, the terms set forth below shall have the following respective meanings.

“Acquisition Expenses” means any and all expenses incurred by the Company, the Advisor, the Operating Partnership, or any Affiliate thereof in connection with the selection or acquisition of any Real Estate Asset, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance premiums, and other closing and miscellaneous expenses related to selection and acquisition of Real Estate Assets, whether or not acquired.

“Acquisition Fee” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with the making or investing in mortgage loans or the purchase, development or construction of any property or other Real Estate Asset, including, without limitation, real estate commissions, Development Fees and Construction Fees (except as provided in the following sentence), selection fees, nonrecurring management fees, loan fees, points, or any other fees or commissions of a similar nature. Excluded shall be all Development Fees or Construction Fees paid to any Person or entity not affiliated with the Sponsor or Advisor in connection with the actual development and construction of any property or other Real Estate Asset.

“Actual Ownership” is defined in Section 7.1.

“Advisor” or “Advisors” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Article IX hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts substantially all of such functions. The initial Advisor is Paladin Realty Advisors, LLC.

“Advisory Agreement” means the advisory agreement between the Company, the Operating Partnership and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.

“Affiliate” means~~,~~ (A) any Person directly or indirectly owning, controlling, or holding, with power to vote, 10% or more of the outstanding voting securities of such other Person, (B) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with the power to vote, by such other Person, (C) any Person, directly or indirectly, controlling, controlled by, or under common control with such other Person, (D) any executive officer, director, trustee, general partner or manager of such other person, or (E) any legal entity for which such Person acts as an executive officer, director, trustee, general partner or manager.

“Affiliated Seller” means the Advisor, the Sponsor, a Director or any of their respective Affiliates.

“Applicable Value” is defined in Section 7.1.

“Articles of Incorporation” means the ~~articles of incorporation~~charter of the Company, as amended, restated or supplemented from time to time.

“Average Invested Assets” means, for a specified period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in equity interests in and loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.

“Beneficial Ownership” is defined in Section 7.1.

“Beneficiary” is defined in Section 7.1.

“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“Bylaws” means the Bylaws of the Company, as amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” is defined in Section 6.1.

“Competitive Real Estate Commission” means a real estate or brokerage commission paid for the purchase or sale of property which is reasonable, customary, and competitive in light of the size, type, and location of the property.

“Conflicting Provisions” is defined in Section 16.3(a).

“Construction Fee” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation for a property held by the Company.

“Contract Purchase Price” means the amount actually paid for a Real Estate Asset or allocated to the purchase, development, construction or improvement of a Real Estate Asset, exclusive of Acquisition Fees and Acquisition Expenses.

“Control” means, with respect to a Person, the possession (directly or indirectly) of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Dealer Manager” means Prospect Financial Advisors, LLC and Paladin Realty Securities, LLC (f/k/a BroadWall Capital LLC) or such other Person or entity selected by the Board of Directors to act as the dealer manager for the offering of the Shares. Prospect Financial Advisors, LLC ~~is a member of the National Association of~~and Paladin Realty Securities ~~Dealers, Inc~~, LLC are members of the Financial Industry Regulatory Authority.

“Dealer Manager Fee” means ~~the~~any dealer manager fee paid to the Dealer Manager pursuant to (i) that certain Dealer Manager Agreement, dated February 28, ~~2005 [as corrected by Certificate of Correction],~~2005, among the Company, the Operating Partnership and Prospect Financial Advisors, LLC, ~~or~~(ii) that certain Dealer Manager Agreement dated June 5, 2007, among the Company, the Operating Partnership, Paladin Realty Advisors, LLC and BroadWall Capital LLC, (iii) that certain Amendment to the Dealer Manager Agreement dated February 23, 2008, among the Company, the Operating Partnership, Paladin Realty Advisors, LLC and Paladin Realty Securities, LLC, or (iv) any similar fee paid to any other Dealer Manager in connection with a sale of the Shares.

“Development Fee” means a fee for the packaging of a property held by the Company, including the negotiation and approval of plans, and any undertaking to assist in obtaining zoning and necessary variances and financing for a specific property, either initially or at a later date.

“Director” means a member of the Company’s Board of Directors as contemplated by Section 5.2.

“Dividends” means any dividends or other distributions of money or other property by the Company to the Stockholders, including distributions that may constitute a return of capital for federal income tax purposes.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Gross Proceeds” means the aggregate purchase price of all Shares sold for the account of the Company, without deduction for Selling Commissions, volume discounts, marketing support fees, due diligence expense reimbursement, fees paid to the Dealer Manager or other Organization and Offering Expenses. For the purposes of computing Gross Proceeds, the purchase price of any Share for which Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share.

“Indemnitee” is defined in Section 12.3(a).

“Independent Director” means a Director who is not, and within the last two years has not been, directly or indirectly associated with the Advisor or Sponsor by virtue of (i) ownership of an interest in the Advisor, the Sponsor or any of their Affiliates, (ii) employment by the Advisor, the Sponsor or any of their Affiliates, (iii) service as an officer, trust manager or director of the Advisor, the Sponsor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director, trust manager or trustee of more than three real estate investment trusts advised by the Advisor or organized by the Sponsor, or (vi) maintenance of a material business or professional relationship with the Advisor, the Sponsor or any of their Affiliates. A business or professional relationship is considered material if the gross revenue derived by the Director from the Advisor or Sponsor and their Affiliates exceeds five percent of either the Director’s annual gross revenue, derived from all sources, during either of the last two years or the Director’s net worth on a fair market value basis. An indirect relationship shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Advisor or Sponsor or any of their Affiliates or the Company.

“Independent Expert” means a Person or entity with no material current or prior business or personal relationship with the Advisor or any of the Directors that is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Company.

“Initial Investment” means that portion of the initial capitalization of the Company contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.

“Initial Public Offering” means the offering and sale of Shares pursuant to the Company’s first effective registration statement covering such Shares filed under the Securities Act of 1933, as amended.

“Invested Capital” is defined in Section 9.9.

~~“Junior Debt” is defined in Section 10.4(f).~~

“Leverage” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

“Listing” means the listing of the Common Shares on a national securities exchange ~~or quotation of the Common Shares on the National Market System of the Nasdaq Stock Market~~.

“Maryland Corporation Law” is defined in Article I.

“NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association, Inc. on May 7, 2007, and in effect on the date of this amendment.

“Net Assets” means the total assets of the Company (other than intangibles), at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated at least quarterly by the Company on a basis consistently applied.

“Net Income” means for any period, the total revenues of the Company applicable to such period, less the total expenses of the Company applicable to such period excluding additions to reserves for depreciation, bad debts or other similar non-cash reserves; provided, however, that Net Income for purposes of calculating total allowable Operating Expenses shall exclude the gain from the sale of the Company’s assets.

“Non-Transfer Event” is defined in Section 7.1.

“Operating Expenses” means all costs and expenses incurred by the Company, the Advisor or any of their respective Affiliates, as determined under generally accepted accounting principles, which in any way are related to the operation of the Company or to the Company’s business, including advisory fees, but excluding (i) Organization and Offering Expenses, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees payable to the Advisor, including the subordinated disposition fee described in the Advisory Agreement, (vi) the subordinated participation in net sales proceeds, distribution upon listing and distribution upon termination to be received by the Advisor pursuant to the OP Partnership Agreement, (vii) Acquisition Fees and Acquisition Expenses, and (viii) real estate commissions on the resale of property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans, or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).

“Operating Partnership” means Paladin Realty Income Properties, L.P., a Delaware limited partnership, and any successor thereof.

“OP Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as the same may be amended from time to time.

“OP Units” means Partnership Units (as such term may be defined in the OP Partnership Agreement from time to time) representing partner interests in the Operating Partnership.

“Organization and Offering Expenses” means any and all costs and expenses incurred by the Advisor or any of its Affiliates, including the Sponsor, in connection with the formation, qualification and registration of the Company and the Operating Partnership and the marketing and distribution of the Shares, including, without limitation, the following: Selling Commissions, any Dealer Manager Fee, legal, accounting, underwriting, brokerage, listing, registration and escrow fees and expenses; printing, amending, supplementing, mailing and distributing costs; filing, registration, Listing and qualification fees and taxes; telegraph and telephone costs; and all advertising and marketing expenses, including any payment or reimbursements to the Dealer Manager or other broker-dealers of expenses associated with the offering of Shares and all other costs related to investor and broker-dealer sales meetings.

“Ownership Limit” is defined in Section 7.1.

“Permitted Transferee” is defined in Section 7.1.

“Person” means an individual, corporation, partnership, limited partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d) (3) of the Securities Exchange Act of 1934, as amended, and (for purposes of Article VII) a group to which an Excepted Holder Limit applies.

“Preferred Shares” is defined in Section 6.1.

“Proceeding” is defined in Section 12.3(a).

“Prohibited Owner” is defined in Section 7.1.

“Prospectus” shall have the meaning given to that term by Section 2(10) of the Securities Act, including a preliminary Prospectus; provided, however, that such term as used herein shall also include an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act, or in the case of an intrastate offering, any document by whatever name known utilized for the purpose of offering and selling securities to the public.

“Real Estate Assets” means unimproved and improved real property and real estate-related assets or any direct and indirect interest therein (including, without limitation, fee or leasehold interests, options, leases, partnership and joint venture interests, equity and debt securities of entities that own real property, first or second mortgages on real property, mezzanine loans directly or indirectly secured by real property, and other contractual rights in real estate).

“REIT” means a “real estate investment trust” as defined in Section 856 of the Code and applicable Treasury Regulations.

“REIT Requirements” means the requirements for qualification as a REIT under the Code and the Treasury Regulations.

“Reinvestment Plan” is defined in Section 6.9.

“Restriction Termination Date” is defined in Section 7.1.

“Roll-up Entity” means a Person that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

“Roll-up Transaction” means a transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include: (i) a transaction involving securities of the Company that have been listed on a national securities exchange ~~or included for quotation on the National Market System of the National Association of Securities Dealers Automated Quotation System~~ for at least 12 months; or (ii) a transaction involving the conversion of the Company into a limited liability company, trust or other association not involving a merger, consolidation or other acquisition or business combination of the Company with, into or by another Person, if, as a consequence of the transaction, there will be no significant adverse change in Stockholder voting rights, the term of existence of the Company, compensation to the Advisor or the Sponsor or the investment objectives of the Company.

“SDAT” means the State Department of Assessments and Taxation of the State of Maryland.

“Securities” means the Shares or any other stock or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Commissions” means any and all commissions payable to underwriters, dealer managers, or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to the Dealer Manager.

~~“Senior Debt” is defined in Section 10.4(f).~~

“Separate Trust” is defined in Section 7.1.

“Shares” is defined in Section 6.1.

“Shares-in-Trust” means Shares designated as shares-in-trust and automatically transferred to a Separate Trust pursuant to Section 7.3.

“Sponsor” means any Person directly or indirectly instrumental in organizing, wholly or in part, the Company or any Person who will control, manage or participate in the management of the Company, and any Affiliate of such Person. Not included is any Person whose only relationship with the Company is that of an independent property manager of Company assets, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants, and underwriters whose only compensation is for professional services. A Person also may be deemed a Sponsor of the Company by:

(i) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons;

(ii) receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property;

(iii) having a substantial number of relationships and contacts with the Company;

(iv) possessing significant rights to control Company properties;

(v) receiving fees for providing services to the Company which are paid on a basis that is not customary in the Company’s industry; or

(vi) providing goods or services to the Company on a basis which was not negotiated at arms length with the Company.

“Stockholder List” is defined in Section 8.8(a).

“Stockholders” means the holders of record of Shares maintained in the Company’s books and records.

“Transfer” is defined in Section 7.1.

“Treasury Regulations” means the Federal income tax regulations, including any temporary or proposed regulations, promulgated under the Code, as such Treasury Regulations may be amended from time to time (it being understood that all references herein to specific sections of the Treasury Regulations shall be deemed also to refer to any corresponding provisions of succeeding Treasury Regulations).

“2%/25% Rule” is defined in Section 9.6.

“Trustee” is defined in Section 7.1.

“Unimproved Real Property” means any real property in which the Company has an equity interest that is not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE III

POWERS AND PURPOSE

The Company is organized as a corporation under the Maryland Corporation Law for any lawful business or activity permitted to corporations generally by the Maryland Corporation Law (including, without limitation or obligation, engaging in business as a REIT) and shall have all further powers consistent with such law and appropriate to attain its purposes, including, without limitation or obligation, qualifying as a REIT.

ARTICLE IV

RESIDENT AGENT AND PRINCIPAL OFFICE

The name of the resident agent of the Company in the State of Maryland is CSC-Lawyers Incorporating Service Company, whose post office address is 11 East Chase Street, Baltimore, MD 21202. The resident agent is a Maryland corporation. The post office address of the principal office of the Company in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 11 East Chase Street, Baltimore, MD 21202. The Company may have such offices or places of business within or outside the State of Maryland as the Board of Directors may determine from time to time.

ARTICLE V

BOARD OF DIRECTORS

Section 5.1. Powers.

(a) General Powers and Authority. Subject to the limitations herein or in the Bylaws, the business and affairs of the Company shall be managed under the direction of the Board of Directors. The Board of Directors shall have the full, exclusive and absolute power, control and authority over the property of the Company and over the business of the Company. The Board of Directors may take any actions as in its sole judgment and discretion are necessary or desirable to conduct the business of the Company. These Articles of Incorporation shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors. Any construction of these Articles of Incorporation or determination made in good faith by the Board of Directors concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board of Directors included in these Articles of Incorporation or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the Maryland Corporation Law, general laws of the State of Maryland or any other applicable laws.

(b) Specific Powers and Authority. Subject only to the express limitations herein, including, without limitation, Section 8.2, Article X, Article XI and Article XII, and in addition to all other powers and authority conferred by these Articles of Incorporation or by law, the Board of Directors, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf, the following powers and authorities:

(i) Investments. To invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether such property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors or the possible termination of the Company, for such consideration as the Directors may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Directors shall take such actions as they deem necessary and desirable to comply with (A) any requirements of the Maryland Corporation Law relating to the types of assets held by the Company and (B) so long as the Board of Directors has not determined to revoke the Company’s status as a REIT and the Stockholders have not approved such determination pursuant to Section 5.1(c), the REIT Requirements;

(ii) Sale, Disposition and Use of Company Property. To sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company or the Directors) or otherwise dispose of any or all of the Real Estate Assets by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Directors by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as they deem appropriate; to give consents and make contracts relating to Real Estate Assets and the Company’s use of such Real Estate Assets; to develop, improve, manage, use, alter or otherwise deal with the properties held by the Company; and to rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law;

(iii) Financings. To (A) borrow or, in any other manner, raise money for the purposes and on the terms they determine, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) have such provisions as the Directors determine; (B) reacquire Securities of the Company; (C) enter into other contracts or obligations on behalf of the Company; (D) guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; (E) mortgage, pledge, assign, grant security interests in or otherwise encumber any Real Estate Asset to secure any Securities of the Company, contracts or obligations; and (F) renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company;

(iv) Lending. To lend money or other property on such terms, for such purposes and to such Persons as the Board of Directors may determine;

(v) Issuance of Securities. To create and authorize and direct the issuance of Securities of the Company, in shares, units or amounts of one or more types, series or classes, which may have such voting rights, dividend or interest rates, preferences, subordinations, conversion or redemption prices or rights, maturity dates, distribution, exchange, or liquidation rights or other rights as the Board of Directors may determine, without vote of or other action by the Stockholders, to such Persons for such consideration, at such time or times and in such manner and on such terms as the Board of Directors may determine, to list any of the Securities of the Company on any securities exchange, and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any Securities of the Company;

(vi) Expenses and Taxes. To pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Board of Directors, for carrying out the purposes of these Articles of Incorporation and conducting the business of the Company, including compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company, and any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Real Estate Assets or the Directors in connection therewith, and to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities;

(vii) Collection and Enforcement. To (A) collect, sue for and receive money or other property due to the Company; (B) consent to extensions of the time for payment, or to the renewal, of any Securities or obligations; (C) engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Real Estate Assets or the Company’s affairs; (D) exercise any rights and enter into any agreements; and (E) take any other action necessary or desirable in connection with the foregoing;

(viii) Deposits. To deposit funds or Securities in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Directors determine;

(ix) Allocation; Accounts. To (A) determine whether money, profits or other assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination), (B) treat any dividend or distribution on any investment as, or apportion it between, income and capital, to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any assets of the Company in such amounts and by such methods as the Board of Directors may determine in its sole and absolute discretion, (C) determine what constitutes net earnings, profits or surplus; (D) determine the method or form in which the accounts and records of the Company shall be maintained, and (E) allocate to the Stockholders’ equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus;

(x) Valuation of Property. To determine the value of all or any part of any of the assets of the Company (including the Real Estate Assets) and of any services, Securities, property or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of any Real Estate Asset, all in accordance with such appraisals or other information as the Board of Directors ~~determine~~determines to be reasonable, in ~~their~~its sole judgment;

(xi) Ownership and Voting Powers. To exercise all of the rights, powers, options and privileges pertaining to the ownership of any Real Estate Assets, Securities held by the Company and other assets of the Company to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers;

(xii) Officers, Etc.; Delegation of Powers. To elect, appoint or employ such officers for the Company and such committees of the Board of Directors with such powers and duties as the Directors may determine, the Bylaws provide or the Maryland Corporation Law requires, to engage, employ or contract with and pay compensation to any Person as agent, representative, advisor, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Directors may determine, to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of Directors or to the Advisor, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Directors or as their attorneys or otherwise, as the Directors may determine, and to establish such committees as they deem appropriate;

(xiii) Associations. To cause the Company to enter into joint ventures, general or limited partnerships, limited liability companies, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind;

(xiv) Reorganizations, Etc. To cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the assets of the Company, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Directors deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of any Real Estate Asset or assets of the Company to or with any Person in exchange for Securities of such Person or otherwise, and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, Securities or any other interests;

(xv) Insurance. To purchase such insurance policies insuring the Company, Directors, Advisors and Affiliates of the Company, the Real Estate Assets, other assets of the Company and other Persons as the Board of Directors ~~deem~~deems advisable or appropriate. Notwithstanding the foregoing, the Board of Directors’ power to purchase and pay for such insurance policies shall be limited to policies that comply with all applicable state laws and the ~~North American Securities Administrators’ Association, Inc. Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on September 29, 1993.~~NASAA REIT Guidelines.

(xvi) Dividends. To authorize the Company to declare and pay Dividends to Stockholders, subject to the provisions of Section 6.6;

(xvii) Discontinue Operations; Bankruptcy. To (A) discontinue the operations of the Company, (B) petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; permit any Real Estate Asset to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; (C) confess judgment against the Company, or (D) take such other action with respect to indebtedness or other obligations of the Directors, the Real Estate Assets or the Company as the Directors in their discretion may determine;

(xviii) Fiscal Year. Subject to the Code, to adopt, and from time to time change, a fiscal year for the Company;

(xix) Seal. To adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company;

(xx) Bylaws. To adopt, implement and from time to time alter, amend or repeal the Bylaws, which power shall be exclusive to the Board of Directors;

(xxi) Listing Shares. To cause the Listing of the Shares at any time after completion of the Initial Public Offering but in no event shall such Listing occur more than ten (10) years after the effective date of the Registration Statement on Form S-11 filed with the Securities and Exchange Commission in connection with the Initial Public Offering;

(xxii) Operation of Subsidiaries. To operate the Operating Partnership and all other direct or indirect subsidiaries of the Company; and

(xxiii) Further Powers. To do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers which ~~they deem~~it deems necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, even if such powers are not specifically provided hereby.

(c) REIT Status. The Board of Directors shall take no action to disqualify the Company as a REIT or to otherwise revoke the Company’s election to be taxed as a REIT or terminate the Company’s REIT status without the affirmative vote of Stockholders representing a majority of the Shares entitled to vote on such matter at a meeting of the Stockholders following a recommendation by the Board of Directors to so terminate the Company’s REIT status.

Section 5.2. Number, Election and Classification.

(a) Number. The number of Directors as of the date of these Second Articles of Amendment and Restatement shall be seven. The number of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Company, and may be increased or decreased from time to time in the manner prescribed in the Bylaws; provided, however, that the number of Directors shall never be fewer than three nor more than fifteen.

(b) Initial Directors. The names of the Directors as of the date of these Second Articles of Amendment and Restatement, each of whom shall serve until their successors are duly elected and qualified, are:

James R. Worms

Michael B. Lenard

John A. Gerson

Harold H. Greene

Harvey Lenkin

Michael L. Meyer

Christopher H. Volk

(c) Election. Directors shall be nominated by the Board of Directors and elected by the affirmative vote of a ~~plurality of all Stockholder votes cast in person or by proxy at an annual meeting of Stockholders at which a quorum is present, subject to any right of any Preferred Shares with respect to the election of Directors; provided that, the holders of a majority of the Shares outstanding~~majority of the Shares entitled to vote generally in the election of directors which are present in person or by proxy at an annual meeting of Stockholders at which a quorum is present ~~may~~, without the necessity for the concurrence by the Board of ~~Directors, vote to elect the~~ Directors, subject to any right of any Preferred Shares with respect to the election of Directors. Each Director shall hold office for one (1) year, until the next annual meeting of Stockholders, or (if longer) until a successor has been duly elected and qualified or until the earlier death, resignation or removal of such Director. Directors may be elected to an unlimited number of successive terms. Cumulative voting for the election of Directors is prohibited.

(d) Vacancies. If a vacancy in the Board of Directors shall occur or be created (whether arising through death, retirement, resignation or removal or through an increase in the number of Directors), the vacancy shall be filled by the affirmative vote of a majority of the remaining Directors, even though less than a quorum of the Board of Directors may exist, or if the Board of Directors calls a special meeting of the Stockholders for the election of a Director to fill the vacancy, by the affirmative vote of a ~~plurality of~~

~~all Stockholder votes cast~~majority of the Shares present in person or by proxy at such special meeting of Stockholders at which a quorum is present and entitled to vote generally in the election of directors, subject to any right of any Preferred Shares with respect to the election of Directors.

(e) Independent Directors. A majority of the Board of Directors will be Independent Directors except for a period of 60 days after the death, removal or resignation of an Independent Director. Any vacancies will be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum. Independent Directors shall nominate replacements for vacancies in the Independent Director positions. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his or her term.

Section 5.3. Experience. A Director shall have had at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets to be acquired by the Company. At least one of the Independent Directors shall have three years of direct experience in acquiring or managing the type of Real Estate Assets to be acquired by the Company.

Section 5.4. Committees. Subject to the Maryland Corporation Law, the Directors may establish such committees as they deem appropriate, in their discretion, provided that at least a majority of the members of each committee are Independent Directors.

Section 5.5. Fiduciary Obligations. The Directors serve in a fiduciary capacity to the Company and the Stockholders and have a fiduciary duty to supervise the relationship between the Company and the Advisor.

Section 5.6. Resignation or Removal. Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause ~~either (a) by a majority of the Board of Directors, or (b)~~ at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote generally in the election of directors, subject to any right of any Preferred Shares with respect to the election of Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed.

Section 5.7. ~~Determination of Best Interests of Company.~~Determinations by Board. In determining what is in the best interests of the Company, including, but not limited to, a transaction involving a change of control of the Company, a Director shall consider the interests of the Stockholders and, in his or her sole and absolute discretion, may consider any other factors, interests, or effects allowed by the Maryland Corporation Law or other applicable law.

Section 5.8. Approval by Independent Directors. A majority of Independent Directors must approve all applicable matters to which this Section 5.8, Sections 5.2(c), 6.3, 6.9, 8.1, 9.1, 9.2, 9.4, 9.5, 9.6, 9.7, 9.8, 9.9, 10.2, 10.3, 10.4(g), 10.4(j), and Articles XI and XII apply.

ARTICLE VI

SHARES

Section 6.1. Authorized Shares. The total number of shares of capital stock (the “Shares”) that the Company has authority to issue is 850,000,000, consisting of (a) 750,000,000 shares of common stock, $0.01 par value per share (“Common Shares”), and (b) 100,000,000 shares of preferred stock, $0.0l par value per share (“Preferred Shares”). All Shares will be fully paid and nonassessable when issued. To the extent permitted by the Maryland Corporation Law, the Board of Directors may amend these Articles of Incorporation to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Company is authorized to issue, without any action by the Stockholders. In accordance with the Maryland Corporation Law, the Board of Directors may classify or reclassify any authorized but unissued Shares from time to time by setting or changing the preferences, voting, conversion or other rights, restrictions, limitations as to Dividends, qualifications or terms or conditions of redemption applicable to such Shares. The Company shall at all times reserve and keep available out of its authorized but unissued Shares such number of Shares as shall from time to time be sufficient to effect the redemption of the outstanding OP Units not owned by the Company pursuant to Section 8.6 of the OP Partnership Agreement. The Company shall issue Shares upon the redemption of such OP Units in accordance with the terms of the OP Partnership Agreement. All Shares shall be personal property entitling the Stockholders only to those rights provided in these Articles of Incorporation or designated by the Board of Directors in accordance with these Articles of Incorporation. The Stockholders shall have no interest in the property of the Company and shall have no right to compel any partition or division of the Company, or dividend or distribution of the Company’s assets, except as specifically set forth in these Articles of Incorporation. All Stockholders are subject to the provisions of these Articles of Incorporation and the Bylaws.

Section 6.2. Common Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares. To the extent permitted by the Maryland Corporation Law ~~and~~, as contemplated by Section 6.4, the Board of Directors may reclassify any authorized but unissued Common Shares from time to time into one or more classes or series of Shares. Subject to the provisions of Article VII, each Common Share shall entitle the holder thereof to one vote on each matter upon which holders of all Common Shares are entitled to vote. The holders of all Common Shares will participate on a pro rata basis based on the number of Common Shares held by each such holder in (a) Dividends payable to holders of Common Shares when and as authorized ~~and declared~~ by the Board of Directors and declared by the Company, and (b) any distribution of the Company’s net assets to holders of Common Shares upon liquidation or dissolution.

Section 6.3. Preferred Shares. The Board of Directors is hereby expressly granted the authority to authorize from time to time the issuance of one or more series or classes of Preferred Shares; provided that any such issuance of a series or class of Preferred Shares shall be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction. Prior to the issuance of each such class or series, the Board of Directors (including a majority of the Independent Directors), by resolution, shall fix the number of shares to be included in each series or class, and the designation, preferences, voting, conversion or other rights, restrictions, limitations as to Dividends, qualifications and terms and conditions of redemption of the shares of each class or series. The authority of the Board of Directors with respect to each series or class shall include, but not be limited to, determination of the following:

(a) The designation of the series or class, which may be by distinguishing number, letter or title;

(b) The dividend rate on the shares of the series or class, if any, whether any Dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of Dividends on shares of the series or class;

(c) The redemption rights, including conditions and the price or prices, if any, for shares of the series or class;

(d) The terms and amounts of any sinking fund for the purchase or redemption of shares of the series or class;

(e) The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment with respect to the shares of the series or class;

(f) Whether the shares of the series or class shall be convertible into shares of any other class or series of Shares, or any other Security of the Company or any other Person, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

(g) The restrictions, if any, on the issuance of shares of the same series or class or of any other class or series;

(h) The voting rights of the holders of shares of the series or class; and

(i) Any other relative rights, preferences and limitations on that series or class, subject to the express provisions of any other series or class of Preferred Shares then outstanding.

Notwithstanding any other provision of these Articles of Incorporation, the Board of Directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of Preferred Shares, or alter the designation or classify or reclassify any unissued shares of a particular series or class of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the preferences, voting, conversion or other rights, restrictions, limitations as to Dividends, qualifications and terms and conditions of redemption of the shares of any such series or class of Preferred Shares.

Section 6.4. Classified or Reclassified Shares. Prior to the issuance of Shares classified or reclassified by the Board of Directors pursuant to Section 6.1, the Board of Directors by resolution shall (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set, subject to the provisions of Article VI and VII and subject to the express terms, rights, powers and preferences of any class or series of Shares outstanding at the time, the preferences, voting, conversion or other rights, restrictions, limitations as to Dividends, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Company to file articles supplementary with the SDAT pursuant to Section 2-208 of the Maryland Corporation Law. Any of the terms of any class or series of Shares established pursuant to this Section 6.4 or otherwise in these Articles of Incorporation may be made dependent upon facts or events ascertainable outside these Articles of Incorporation (including determinations or actions by the Board of Directors) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the Articles of Incorporation.

Section 6.5. Authorization by the Board of Directors of Share Issuance.

(a) The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligation for future payment or otherwise) as the Board of Directors may deem advisable (or without consideration in the case of a Share split, Share dividend or as otherwise allowed by the Maryland Corporation Law in order to qualify as a REIT), subject to such restrictions or limitations, if any, as may be set forth in these Articles of Incorporation or the Bylaws.

(b) The Company may, without the consent or approval of any Stockholder, issue fractional Shares, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the Person entitled to it, or pay cash for the fair value of a fraction of a Share. When issued, all Shares shall be non-assessable.

Section 6.6. Dividends.

(a) Subject to the preferences and rights of any class or series of Shares, the Board of Directors from time to time may authorize ~~and~~the Company to declare to Stockholders such Dividends, in cash or other assets of the Company, or in securities of the Company or from any other source as the Board of Directors in its discretion shall determine. If the Board of Directors has given general authorization for a Dividend and provides for or establishes a method or procedure for determining the maximum amount of the Dividend, the Board of Directors may delegate to a committee of the Board of Directors or an officer of the Company the power, in accordance with the general authorization, to fix the amount and other terms of the Dividend.

(b) The Company will make no distributions of in-kind property except for readily marketable securities or distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of these Articles of Incorporation, unless: (i) the Board of Directors advises each Stockholder of the risks associated with direct ownership of the property, (ii) the Board of Directors offers each Stockholder the election of receiving in-kind property distributions, and (iii) the Company distributes in-kind property only to those Stockholders who accept such offer by the Board of Directors.

Section 6.7. Suitability Standards.

(a) Subject to suitability standards established by individual states or any higher standards established by the Board of Directors to become a Stockholder in the Company, if the prospective Stockholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account as defined in the Code), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:

(i) that such individual (or, in the case of a fiduciary account, that the fiduciary, the beneficiary, the account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $~~45,000~~70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $~~45,000~~70,000; or

(ii) that such individual (or, in the case of a fiduciary account, that the fiduciary, the beneficiary, the account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, home furnishings and automobiles) of not less than $~~150,000.~~250,000.

(b) The Company shall require the Sponsor or any other Person selling Shares on behalf of the Company to make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor or any other Person selling Shares on behalf of the Company shall ascertain that the prospective Stockholder:

(i) meets the minimum income and net worth standards set forth in Section 6.7(a);

(ii) can reasonably benefit from an investment in the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure;

(iii) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and

(iv) has apparent understanding of: (A) the fundamental risks of the investment; (B) the risk that the Stockholder may lose the entire investment; (C) the lack of liquidity of the Shares;

(D) the restrictions on transferability of the Shares; (E) the background and qualifications of the Sponsor and the Advisor; and (F) the tax consequences of the investment.

The Sponsor or each Person selling shares on behalf of the Sponsor or the Company shall make this determination on the basis of information or representations it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation and other investments of the prospective Stockholder, as well as any other pertinent factors. The Sponsor or any other Person selling Shares on behalf of the Company shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate for a Stockholder. The Sponsor or any other Person selling Shares on behalf of the Company shall maintain these records or copies of representations made for at least six years.

(c) Subject to certain individual state requirements or higher standards established by the Board of Directors from time to time, no Stockholder will be permitted to make an initial investment in the Company by purchasing a number of Shares valued at less than $1,000.

Section 6.8. Repurchase of Shares. The Board of Directors may establish, from time to time, a program or programs by which the Company voluntarily repurchases Shares from its Stockholders, provided, however, that such repurchase does not impair the capital or operations of the Company. Neither the Sponsor, the Advisor, the Directors nor any Affiliates of any such Person may receive any fees on the repurchase of Shares by the Company.

Section 6.9. Dividend Reinvestment Plans. The Board of Directors may establish, from time to time, a dividend reinvestment plan or plans (a “Reinvestment Plan”). Pursuant to such Reinvestment Plan, (a) all material information regarding the Dividend to the Stockholders and the effect of reinvesting such Dividend, including the tax consequences thereof, shall be provided to the Stockholders at least annually, and (b) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan at least annually after receipt of the information required in clause (a) above.

ARTICLE VII

RESTRICTIONS ON TRANSFER AND OWNERSHIP

Section 7.1. Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:

~~“Applicable Value” shall mean, as of any date, with respect to each Share, the fair value of such Share, as determined in good faith by the Board of Directors.~~

“Actual Ownership” shall mean ownership of Shares by a Person who would own such Shares either directly as the record owner or indirectly through a nominee, custodial or similar arrangement; provided that such Person shall be treated as the Actual Owner of such shares only if such Person would be required (ignoring for this purpose any special tax status of such Person, e.g., as a tax-exempt organization) to include in gross income for U.S. federal income tax purposes the distributions received with respect to such shares. In any case, Actual Ownership shall be determined without taking into account any attribution rules or constructive ownership rules under the Code. The terms “Actual Owner,” “Actually Owns,” and “Actually Owned” shall have correlative meanings.

“Applicable Value” shall mean, as of any date, with respect to each Share, the fair value of such Share, as determined in good faith by the Board of Directors.

“Beneficial Ownership” shall mean, with respect to any Person, ownership of Shares equal to the sum of (i) the Shares Actually Owned by such Person and (ii) the Shares indirectly owned by such Person (if such Person is an “individual” as defined in Section 542(a)(2) of the Code) taking into account the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

“Beneficiary” shall mean, with respect to any Separate Trust, one or more organizations described in each of Section 170(b)(1)(A) and Section 170(c) of the Code that are named by the Company as the beneficiary or beneficiaries of such Separate Trust, in accordance with the provisions of Section 7.12(a).

~~“Ownership Limit” shall mean, with respect to each class of Shares of the Company outstanding as of any particular time, 9.8% of the total number of shares of such class of Shares outstanding as of such time.~~

“Non-Transfer Event” shall mean any event other than a purported Transfer that would cause (i) any Person to Beneficially Own Shares of any class in excess of the Ownership Limit, (ii) the Company to become “closely held” within the meaning of Section 856(h) of the Code, and/or (iii) the Company to otherwise fail to qualify as a REIT (other than as a result of a violation of the “100-shareholder” requirement of Section 856(a) (5) of the Code), in each case including, but not limited to (x) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Shares, (y) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Shares, or (z) changes in the ultimate direct or indirect ownership of any Person that is a record owner of Shares.

“Ownership Limit” shall mean, with respect to each class of Shares of the Company outstanding as of any particular time, 9.8% of the total number of shares of such class of Shares outstanding as of such time.

“Permitted Transferee” shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 7.12(e) hereof.

“Prohibited Owner” shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for the provisions of Section 7.3, would own record title to Shares.

“Restriction Termination Date” shall mean the first day after which (i) the Board of Directors determines that it is no longer in the best interests of the Company to continue to qualify as a REIT and (ii) the Stockholders affirmatively vote to revoke the Company’s election to be taxed as a REIT.

“Separate Trust” shall mean any separate trust created pursuant to Section 7.3 and administered in accordance with the terms of Section 7.12, for the exclusive benefit of any Beneficiary.

“Transfer” shall mean any sale, transfer, gift, assignment, devise or other disposition of Shares, whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise.

“Trustee” shall mean any person or entity unaffiliated with both the Company and any Prohibited Owner, such Trustee to be designated by the Company to act as trustee of any Separate Trust, or any successor trustee thereof.

Section 7.2. Restrictions on Ownership and Transfers.

(a) From the date of the Initial Public Offering and prior to the Restriction Termination Date, except as provided in Section 7.9, (i) no Person shall Beneficially Own outstanding Shares of any class in excess of the Ownership Limit and (ii) any Transfer that, if effective, would result in any Person Beneficially Owning Shares of any class in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares that would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such excess Shares.

(b) Notwithstanding any other provision herein, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Shares being Actually Owned by fewer than 100 Persons shall be void ab initio in its entirety; and the intended transferee shall acquire no rights in any of such Shares intended to be Transferred.

(c) Notwithstanding any other provision herein, any Transfer of Shares that, if effective on or after the date of the Initial Public Offering and prior to the Restriction Termination Date, would result in the Company being “closely held” within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of Shares that would cause the Company to be “closely held” within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such excess Shares.

(d) Notwithstanding any other provision herein, any Transfer of Shares that, if effective on or after the date of the Initial Public Offering and prior to the Restriction Termination Date, would cause the Company to fail to qualify as a REIT shall be void ab initio as to the Transfer of that number of Shares in excess of the number that could have been Transferred without such result; and the intended transferee shall acquire no rights in such excess Shares.

Section 7.3. Transfer in Trust.

(a) If, notwithstanding the other provisions contained in this Article VII, at any time on or after the date of the Initial Public Offering and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person would Beneficially Own Shares of any class in excess of the Ownership Limit, then, (i) except as otherwise provided in Section 7.9, the purported transferee shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the Shares Actually or Beneficially Owned by such Actual or Beneficial Owner shall cease to own any right or interest) in such number of Shares that would cause such result, and (ii) such number of Shares in excess of, as applicable, the Ownership Limit (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with Section 7.12, transferred automatically and by operation of law to a Separate Trust to be held in accordance with that Section 7.12. Such transfer to a Separate Trust and the designation of the shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be.

(b) If, notwithstanding the other provisions contained in this Article VII, there is a purported Transfer or Non-Transfer Event that, if effective at any time on or after the date of the Initial Public Offering and prior to the Restriction Termination Date, would cause the Company to become “closely held” within the meaning of Section 856(h) of the Code or to otherwise fail to qualify as a REIT (other than as a result of a violation of the 100-shareholder requirement of Section 856(a) (5) of the Code), then (i) the purported transferee shall not acquire any right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the Shares with respect to which such Non-Transfer Event occurred shall cease to own any right or interest) in such number of Shares, the ownership of which by such purported transferee or record holder would cause the Company to be “closely held” within the meaning of Section 856(h) of the Code or to otherwise fail to qualify as a REIT (other than as a result of a violation of the 100-shareholder requirement of Section 856(a) (5) of the Code); and (ii) such number of Shares (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of Section 7.12, transferred automatically and by operation of law to the Separate Trust to be held in accordance with that Section 7.12. Such transfer to a Separate Trust and the designation of shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

Section 7.4. Remedies For Breach. If the Company or its designees shall at any time determine in good faith that a Transfer has taken place in violation of Section 7.2 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any Shares in violation of Section 7.2, the Company shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or acquisition.

Section 7.5. Notice of Restricted Transfer. Any Person who acquires or attempts to acquire Shares in violation of Section 7.2, or any Person who owned Shares that were transferred to a Separate Trust pursuant to the provisions of Section 7.3, shall immediately give written notice to the Company of such event and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer or the Non-Transfer Event, as the case may be, on the Company’s status as a REIT.

Section 7.6. Owners Required to Provide Information. Prior to the Restriction Termination Date:

(a) Every record owner of five percent (5%) or more, or such lower percentage as may be required pursuant to the Code or the regulations thereunder, of the outstanding Shares shall within 30 days after January 1 of each year give written notice to the Company stating the name and address of such record owner, the Actual Owners of such Shares, and such additional information regarding the Beneficial Owners of such Shares as the Company may reasonably request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Ownership Limit.

(b) Each Person who is a Beneficial Owner of Shares and each Person (including the Shareholder of record) who is holding Shares for an Actual or Beneficial Owner shall provide to the Company such information as the Company may reasonably request in order to determine the Company’s status as a REIT and to ensure compliance with the Ownership Limit.

Section 7.7. Remedies Not Limited. Nothing contained in this Article VII shall limit the authority of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its Stockholders by preservation of the Company’s status as a REIT and to ensure compliance with the Ownership Limit.

Section 7.8. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article VII, including any definition contained in Section 7.1, the Board of Directors shall have the power to determine the application of the provisions of this Article VII with respect to any situation, based on the facts known to it.

Section 7.9. Exception. The Board of Directors, in the exercise of its sole and absolute discretion, may exempt, prospectively or retroactively, from the operation of Section 7.2 certain specified Shares proposed to be Beneficially Owned by a Person who has provided the Board of Directors with such evidence, undertakings and assurances as the Board of Directors may require that such Beneficial Ownership of the specified shares will not prevent the continued qualification of the Company as a REIT under the Code and the regulations thereunder. The Board of Directors may, but shall not be required to, condition the grant of any such exemption upon the obtaining of an opinion of counsel, a ruling from the Internal Revenue Service, or such other assurances as the Board of Directors may deem to be satisfactory.

Section 7.10. Notice to Stockholders upon Issuance or Transfer. Upon issuance or transfer of Shares, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

The Shares issued or transferred are subject to restrictions on transfer for the purpose of the Company’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). No Person may at any time Beneficially Own any class of Shares in excess of 9.8% of the total number of Shares of such class outstanding at any time. No Person may own Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise failing to qualify as a REIT. Any Person who attempts to acquire or own Shares in excess of the above limitations must immediately notify the Company in writing. If the restrictions above are violated, the Shares represented hereby will be transferred automatically and by operation of law to a Separate Trust and shall be designated Shares-In-Trust. In addition, no transfer of any class of Shares shall be effective if such transfer would result in the Company’s outstanding Shares being Actually Owned by fewer than 100 Persons. Certain terms in this notice have meanings defined in the Company’s Articles of Incorporation, as the same may be further amended from time to time, a copy of which, including the restrictions on Transfer, will be sent without charge to each Stockholder who so requests.”

Section 7.11. Severability. If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

Section 7.12. Shares-in-Trust.

(a) Ownership in Trust. Any Shares transferred to a Separate Trust and designated Shares-in-Trust pursuant to Section 7.3 shall be held for the exclusive benefit of the Beneficiary. The Company shall name a beneficiary of each Separate Trust within five (5) days after discovery of the existence thereof. Any transfer to a Separate Trust, and subsequent designation of Shares as Shares-in-Trust, pursuant to Section 7.3 shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event that results in the transfer to the Separate Trust. Shares-in-Trust shall remain issued and outstanding Shares and shall be entitled to the same rights and privileges on identical terms and conditions as are all other issued and outstanding Shares of the same class and series. When transferred to the Permitted Transferee in accordance with the provisions of Section 7.12(e), such Shares-in Trust shall cease to be designated as Shares-in-Trust.

(b) Rights to Distributions. The Trustee, as record holder of Shares-in-Trust, shall be entitled to receive all distributions as may be ~~declared~~authorized by the Board of Directors ~~of~~and declared by the Company on such Shares and shall hold such distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to Shares-in-Trust shall repay to the Trustee the amount of any distributions received by it that (i) are attributable to any Shares designated Shares-in-Trust and (ii) the record date of which is on or after the date that such shares became Shares-in-Trust. The Company shall take all measures that it determines reasonably necessary to recover the amount of any such distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future distributions payable on Shares held by a Person who, but for the provisions of Section 7.3, would receive the distributions with respect to the Shares-in-Trust; and, as soon as reasonably practicable following the Company’s receipt or withholding thereof, shall pay over to the Trustee for the benefit of the Beneficiary the distributions so received or withheld, as the case may be.

(c) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Company, each Trustee of Shares-in-Trust shall be entitled to receive, ratably with each other holder of Shares of the same class or series, that portion of the assets of the Company that is available for distribution to the holders of such class and series of Shares. The Trustee shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, or winding up, or distribution; provided that, the Prohibited Owner shall not be entitled to receive amounts pursuant to this Section 7.12(c) in excess of, in the case of a purported Transfer in which the Prohibited Owner gave value for Shares and which Transfer resulted in the transfer of the shares to the Separate Trust, the price per share, if any, such Prohibited Owner paid for the Shares and, in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Separate Trust, the price per share equal to the Applicable Value on the date of such Non-Transfer Event or Transfer. Any remaining amount in such Separate Trust shall be distributed to the Beneficiary.

(d) Voting Rights. The Trustee shall be entitled to vote all Shares-in-Trust. Any vote by a Prohibited Owner as a holder of Shares prior to the discovery by the Company that the Shares are Shares-in-Trust shall, subject to applicable law and only to the extent that no Person other than the Company and/or the Prohibited Owner are materially and adversely affected, be rescinded and shall be void ab initio with respect to such Shares-in-Trust, and the Prohibited Owner shall be deemed to have given, as of the close of business on the business day prior to the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Separate Trust of the Shares under Section 7.3, an irrevocable proxy to the Trustee to vote the Shares-in-Trust in the manner in which the Trustee, in its sole and absolute discretion, desires.

(e) Designation of Permitted Transferee. The Trustee shall have the exclusive and absolute right to designate a Permitted Transferee of any and all Shares-in-Trust. As soon as reasonably practicable, in an orderly fashion so as not to materially adversely affect the Applicable Value of the Shares-in-Trust, the Trustee shall designate any Person as a Permitted Transferee; provided that, (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Shares-in-Trust and (ii) the Permitted Transferee so designated may acquire such Shares-in-Trust without such acquisition resulting in a transfer to a Separate Trust and the redesignation of such Shares so acquired as Shares-in-Trust under Section 7.3. Upon the designation by the Trustee of a Permitted Transferee in accordance with the provisions of this paragraph, the Trustee of a Separate Trust shall (i) cause to be transferred to the Permitted Transferee that number of Shares-in-Trust acquired by the Permitted Transferee; (ii) cause to be recorded on the books of the Company that the Permitted Transferee is the holder of record of such number of Shares; and (iii) distribute to the Beneficiary any and all amounts held with respect to the Shares-in-Trust after making that payment to the Prohibited Owner pursuant to Section 7.12(f).

(f) Compensation to Record Holder of Shares that Become Shares-In-Trust. Any Prohibited Owner shall be entitled (following discovery of the Shares-in-Trust and subsequent designation of the Permitted Transferee in accordance with Section 7.12(e) of this Article VII) to receive from the Trustee the lesser of (i) in the case of (a) a purported Transfer in which the Prohibited Owner gave value for Shares and which Transfer resulted in the transfer of the shares to the Separate Trust, the price per share, if any, such Prohibited Owner paid for the Shares, or (b) a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Separate Trust, the price per share equal to the Applicable Value on the date of such Non-Transfer Event or Transfer, and (ii) the price per share received by the Trustee of the Separate Trust from the sale or other disposition of such Shares-in-Trust in accordance with Section 7.12(e). Any amounts received by the Trustee in respect of such Shares-in-Trust in excess of such amounts to be paid to the Prohibited Owner pursuant to this Section 7.12(f) shall be distributed to the Beneficiary in accordance with the provisions of Section 7.12(e). Each Beneficiary and Prohibited Owner waives any and all claims that they may have against the Trustee and the Separate Trust arising out of the disposition of Shares-in-Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this Section 7.12 by, such Trustee or the Separate Trust.

(g) Purchase Right in Share-in-Trust. Shares-in-Trust shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Shares-in-Trust (or, in the case of devise, gift or Non-Transfer Event, the Applicable Value at the time of such devise, gift or Non-Transfer Event) and (ii) the Applicable Value on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer for a period of ninety days after the later of (i) the date of the Non-Transfer Event or purported Transfer that resulted in such Shares-in-Trust and (ii) the date the Company determines in good faith that a Transfer or Non-Transfer Event resulting in Shares-in-Trust has occurred, if the Company does not receive a notice of such Transfer or Non-Transfer Event pursuant to Section 7.5.

ARTICLE VIII

STOCKHOLDERS

Section 8.1. Meetings.

(a) Annual Meetings. There shall be an annual meeting of the Stockholders, to be held upon written notice at such time (at least 30 days after the delivery of the annual report) and convenient location, within or outside of the State of Maryland, as shall be determined by or in the manner prescribed in the Bylaws, for the election of the Directors, to review and discuss the business and affairs of the Company and the Operating Partnership, and for the transaction of any other business within the powers of the Company. The Board of Directors (including the Independent Directors) shall take reasonable steps to ensure that the annual meeting is held.

(b) Special Meetings. Special meetings of the Stockholders may be called by the President, a majority of the Board of Directors or a majority of the Independent Directors (as defined in the Articles of Incorporation), and shall be called by the secretary of the Company upon the written request of the holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Within 10 days after receipt of such a written request, the secretary of the Company shall give written notice of such meeting and the purposes thereof to all Stockholders, either in person or by mail, with such meeting to be held not less than 15 days nor more than 60 days after distribution of such notice at a time and place specified in the request, or if none is specified, at a time and place convenient to the Stockholders. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors.

Section 8.2. Voting Rights. Subject to the rights and powers of any class or series of Shares then outstanding, the Stockholders shall be entitled to vote only on the following matters:

(a) the election of Directors as provided in Sections 5.2(c) and 5.2(d) and the removal of Directors as provided in Section 5.6;

(b) an amendment of these Articles of Incorporation as provided in Article XIII;

(c) the dissolution of the Company as provided in Section 15.2;

(d) a merger, consolidation or other reorganization of the Company, or the sale or disposition of substantially all of the Company’s assets, as provided in Article XIV;

(e) the termination or revocation of the Company’s status as a REIT for federal income tax purposes as provided by Section 5.1(c); and

(f) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification.

Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board of Directors.

Section 8.3. No Preemptive ~~or Appraisal~~ Rights. Except as may be provided by the Board of Directors in establishing the terms of any class or series of Shares pursuant to Article VI, or as may otherwise be provided to any Stockholder by contract, no Stockholder shall, in such Person’s capacity as a Stockholder, ~~(a)~~ have any preemptive right to purchase or subscribe for any additional Shares of the Company or any other Securities of the Company that the Company may issue or sell ~~or (b) except as expressly required by the Maryland Corporation Law, have any right to require the Company to pay him or her the fair value of his or her Shares in an appraisal or similar proceeding~~.

Section 8.4. Extraordinary Actions. Except as otherwise expressly provided in these Articles of Incorporation and notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater number of votes, any Stockholder action shall be effective and valid if approved by the affirmative vote of holders of Shares representing a majority of all the Shares entitled to vote on the matter.

Section 8.5. Action By Stockholders Without a Meeting. Actions required or permitted to be taken by the Stockholders may be taken without a meeting of the Stockholders only by unanimous written consent, except to the extent that the rights of any class or series of Preferred Shares permit actions by the holders of such Preferred Shares by written consent.

Section 8.6. Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. With respect to Shares owned by the Advisor, Directors other than Independent Directors or any of their respective Affiliates, neither the Advisor, such non-Independent Directors, nor any of their respective Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor (to the extent that the Stockholders are permitted to vote on such matter under to the Advisory Agreement), any non-Independent Director or any transaction between the Company and the Advisor, any non-Independent Director or any of their respective Affiliates. With respect to Shares owned by any Independent Director, such Independent Director (or any of his or her Affiliates) may not vote or consent on matters submitted to the Stockholders regarding the removal of such Independent Director or any transaction between the Company and such Director (or any of his or her Affiliates). In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, any Director and any of their respective Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

Section 8.7. Right of Inspection. Any Stockholder and any designated representative thereof shall be permitted reasonable access to all corporate records of the Company at and during reasonable times, and may inspect and copy any of them. Inspection of the Company’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

Section 8.8. Access to Stockholder List.

(a) An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any Stockholder so requesting within ten days of the receipt by the Company of the request. The copy of the Stockholder List mailed to the requesting Stockholder shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge on the requesting Stockholder for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholder’s voting rights, and the exercise of Stockholder rights under federal proxy laws.

(b) If the Advisor or the Directors neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and such Directors shall be liable to any Stockholder requesting the list for the costs, including attorney’s fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or for the purpose of using the Stockholder List for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to and shall not in any way limit other remedies available to Stockholders under federal law, or the laws of any state.

Section 8.9. Reports. The Directors, including the Independent Directors, shall take reasonable steps to ensure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly-held Securities of the Company within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the date of the initial public offering of the Shares. Such annual report shall include: (a) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties in connection with the operation of the Company by such third parties; (d) the Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; (f) separately stated, full disclosure of all material terms, factors, and circumstances surrounding any and all transactions between the Company and one or more Directors, the Advisor, the Sponsor or any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions; and (g) all Dividends paid to the Stockholders for the period.

Section 8.10. Rights of Objecting Stockholders. Stockholders shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the Maryland Corporation Law unless the Board of Directors shall determine that such rights shall apply, with respect to all or any classes or series of Shares, to a particular transaction or all transactions occurring after the date of such approval in connection with which Stockholders would otherwise be entitled to exercise such rights.

ARTICLE IX

ADVISOR

Section 9.1. Appointment and Initial Investment of Advisor. The Board of Directors is responsible for setting the general policies of the Company and for the general supervision of the Company’s business. The Directors, however, are not required personally to conduct the business of the Company, and they may (but need not) appoint or employ or contract with any Person (including any Person Affiliated with any Director) as an advisor to the Company and may grant or delegate such authority to any such Person as the Board of Directors, in its sole discretion, may deem necessary or desirable. Subject to the provisions of this Article IX, the terms and conditions of the Company’s relationship with the Advisor shall be set forth in the Advisory Agreement. The term of the Advisory Agreement shall not exceed one year, although there is no limit to the number of times that any Advisory Agreement may be renewed for an additional term not to exceed one year. The Advisor or any of its Affiliates may purchase Shares or OP Units. As of the date hereof, the Advisor or one of its Affiliates has purchased 20,000 OP Units as a portion of the initial capitalization of the Company and the Operating Partnership. The Advisor or such Affiliate may not sell such 20,000 OP Units to any Person other than an Affiliate of the Advisor while the Advisor remains the advisor to the Company.

Section 9.2. Supervision of the Advisor.

(a) The Board of Directors shall evaluate the performance of the Advisor before entering into or renewing the Advisory Agreement and the criteria used in such evaluation shall be reflected in the minutes of meetings of the Board of Directors. The Board of Directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions which conform to general policies and principles established by the Board of Directors. The Board of Directors shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled.

(b) The Independent Directors are responsible for reviewing the fees and expenses of the Company at least annually and with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated companies. Each such determination shall be reflected in the minutes of the meetings of the Board of Directors. The Independent Directors will be responsible for reviewing the performance of the Advisor from time to time, but at least annually, and determining that compensation to be paid to the Advisor by the Company and the Operating Partnership and the distributions made or required to be made to the Advisor pursuant to Sections 5.1(c), 5.1(d), and 5.1(e) of the OP Partnership Agreement upon the occurrence of certain events, is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out. Such determinations shall be reflected in the minutes of the meetings of the Board of Directors. Specifically, the Independent Directors will consider factors such as:

(i) the Net Assets and Net Income of the Company;

(ii) the amount of the fees and other compensation paid to the Advisor in relation to the size, composition and performance of the Company’s portfolio;

(iii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company;

(iv) rates charged to comparable companies and to investors other than comparable companies by advisors performing the same or similar services;

(v) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan, administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business;

(vi) the quality and extent of service and advice furnished by the Advisor;

(vii) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations;

(viii) the quality of the portfolio of the Company relative to the investments generated by the Advisor for its own account; and

(ix) other factors related to managing a public company, such as ~~shareholder~~stockholder services and support, compliance with federal and state securities laws, including the Sarbanes-Oxley Act of 2002.

The Independent Directors may also consider all other factors which they deem relevant and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board of Directors.

(c) The Board of Directors shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

Section 9.3. Fiduciary Obligation of the Advisor. The Advisory Agreement shall provide that the Advisor has a fiduciary responsibility to the Company and to the Stockholders.

Section 9.4. Termination. The Advisory Agreement shall provide that either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on 60 days written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Directors in making an orderly transition of the advisory function. The Board of Directors must determine that any successor to the Advisor possesses sufficient qualifications to (a) perform the advisory function for the Company, and (b) justify the compensation provided for in the advisory agreement with such successor.

Section 9.5. Organization and Offering Expenses. The Company shall only pay reasonable Organization and Offering Expenses and in no event shall such expenses exceed 15% of Gross Proceeds of any applicable offering.

Section 9.6. Reimbursement for Operating Expenses. The Company shall reimburse the Advisor for Operating Expenses incurred by the Advisor except that the Company shall not reimburse the Advisor for Operating Expenses that in the fiscal year then ended exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Rule”) for such year. Within 60 days after the end of each fiscal quarter, the Advisor will reimburse the Company for any amounts by which the Operating Expenses exceeded the 2%/25% Rule for the 12 months then ended, unless a majority of the Independent Directors determine, based on such unusual and non-recurring factors which they deem sufficient, that such excess was justified. Any such determination by the Independent Directors and the reasons supporting such determination shall be reflected in the minutes of the meetings of the Board of Directors. Within 60 days after the end of any fiscal quarter of the Company for which Operating Expenses (for the 12 months just ended) exceed the 2%/25% Rule, the Advisor shall send a written disclosure of such fact to the

Stockholders, together with an explanation of the factors the Independent Directors considered in arriving at the conclusion that such higher Operating Expenses were justified, if applicable.

Section 9.7. Limitation on Acquisition Fees and Acquisition Expenses. Notwithstanding anything contained in this Article IX, the total of all Acquisition Fees and Acquisition Expenses shall not exceed, in the aggregate, an amount equal to 6% of the Contract Purchase Price for each Real Estate Asset with respect to Real Estate Assets purchased by the Company; provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

Section 9.8. Real Estate Commission on Sale of Real Estate Assets. If the Advisor or one of its Affiliates provides a substantial amount of services in selling any Real Estate Asset, the Advisory Agreement may provide for the Company to pay the Advisor or such Affiliate a real estate disposition fee upon sale such Real Estate Asset, in an amount equal to the lesser of (i) one-half of a Competitive Real Estate Commission, or (ii) 3% of the proceeds of the sale of such Real Estate Asset. In addition, the amount paid when added to the sums paid to unaffiliated parties in such a capacity shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the proceeds of the sale of such Real Estate Asset.

Section 9.9. Incentive Fees. The Advisory Agreement may provide for the Company to pay the Advisor an amount of or a percentage interest in the gain from the sale of assets held directly or indirectly by the Company, for which full consideration is not paid in cash or property of equivalent value, so long as such amount or percentage is reasonable. Such an interest in gain from the sale of assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of the net sales proceeds remaining after payment to the Stockholders, in the aggregate, of an amount equal to (a) 100% of the Invested Capital, plus (b) 6% of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisors and any of their Affiliates shall be allowed such fees provided that such fees are distributed by a proportional method reasonably designed to reflect the value added to the Company’s assets by each respective Advisor or any Affiliate thereof. For purposes of this Section 9.9, “Invested Capital” means an amount equal to (x) the total number of Shares purchased by Stockholders, multiplied by (y) price of the Shares in the Initial Public Offering.

Section 9.10. Payments by the Operating Partnership. When calculating the fees or compensation payable to the Advisor or the Sponsor for purposes of this Article IX, any fees paid to the Advisor or the Sponsor, and any distributions made to the Advisor, by the Operating Partnership shall be taken into account. When calculating the amount of expenses of the Advisor or the Sponsor to be reimbursed under this Article IX, any reimbursements of expenses of the Advisor or the Sponsor made by the Operating Partnership shall be taken into account.

ARTICLE X

INVESTMENT OBJECTIVES AND LIMITATIONS

Section 10.1. Investment Objectives and Policies. The Company’s primary investment objectives are: (a) to preserve, protect and return the invested capital of the Stockholders; (b) to maximize cash available for Dividends; (c) to realize capital appreciation upon the ultimate sale of the Real Estate Assets; and (d) to provide Stockholders with liquidity of their investment within ten (10) years after the commencement of the Initial Public Offering through either (i) the Listing of the Shares, or (ii) if Listing does not occur within ten (10) years following the commencement of the Initial Public Offering, the dissolution of the Company and orderly liquidation of its assets. The sheltering from tax of income from other sources is not an objective of the Company. Subject to the restrictions set forth herein, the Board of Directors shall cause the Company to take all actions necessary or desirable (in the sole and absolute discretion of the Board of Directors) to allow the Company to continue to meet the REIT Requirements;

provided, however, no Director, officer, employee or agent of the Company, including the Advisor, shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 12.3. The Board of Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out.

Section 10.2. Review of Objectives. The Independent Directors shall review the investment and borrowing policies of the Company with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board of Directors.

Section 10.3. Certain Permitted Investments. Subject to any limitations in Section 10.4 and Article XI, the Company may invest in:

(a) Real Estate Assets;

(b) short-term investments, including government obligations, bank certificates of deposit, short-term debt obligations and interest-bearing accounts or other authorized short-term investments as determined by the Board of Directors;

(c) mortgage loans and mortgage securities, if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable to the Company; and

(d) joint ventures with the Sponsor, the Advisor, one or more Directors or any Affiliate of any such Person, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction (i) approve such investment as being fair and reasonable to the Company, and (ii) determine that the investment by the Company and other third party investors making a comparable investment in the joint venture are on substantially the same terms and conditions.

Section 10.4. Investment Limitations. In addition to other investment restrictions imposed by the Board of Directors from time to time, consistent with the Company’s objective of qualifying as a REIT, the following limitations shall apply to the Company’ s investments and to the conduct of the Company’s business:

(a) Not more than 10% of the Company’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.

(b) The Company shall not invest in commodities or commodity futures contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in Real Estate Assets and mortgages.

(c) The Company shall not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Directors, Sponsor or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Expert. Such appraisal shall be maintained in the Company’s records for at least five years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

(d) The Company shall not make or invest in mortgage loans, including construction loans, on any one Real Estate Asset if the aggregate amount of all mortgage loans outstanding on the Real Estate Asset, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the Real Estate Asset as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the Real Estate Asset, including the loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged Real Estate Asset), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan.

(e) The Company shall not make or invest in any mortgage loans that are subordinate to any mortgage, other indebtedness or equity interest of the Advisor, the Directors, the Sponsor or any of their respective Affiliates.

~~(f) The Company shall not invest in indebtedness (“Junior Debt”) secured by a mortgage on real property which is subordinate to any lien for other indebtedness (“Senior Debt”), except where such amount of such Junior Debt, plus the outstanding amount of Senior Debt, does not exceed 90% of the appraised value of such property, if after giving effect thereto, the value of all such mortgage loans of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Company’s Net Assets.~~

(f) [Reserved].

(g) The aggregate Leverage of the Company shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly. The Company shall not incur (or enter into an agreement to incur) indebtedness if the incurrence thereof would cause the Company’s Leverage to exceed ~~65~~300% of the aggregate value of ~~the Real Estate~~Net Assets unless approved by a majority of the Independent Directors and disclosed to the Stockholders in the next quarterly report of the Company; provided, that Leverage on individual Real Estate Assets may exceed such limit.

(h) The Company shall not underwrite the Securities of other issuers. In addition, except for investments in Real Estate Assets and short-term investments of the type described in Section 10.3(b), the Company shall not invest in Securities of other issuers other than the Operating Partnership, unless a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive and commercially reasonable. In addition, the Company shall not invest in any security of any entity holding investments or engaging in activities prohibited by these Articles of Incorporation.

(i) The Company shall not issue (A) equity securities redeemable solely at the option of the holder; (B) non-voting or assessable securities; or (C) options, warrants, or similar evidences of a right to buy the Company’s securities (collectively, “Options”) unless (1) issued to all of its Stockholders ratably, (2) as part of a financing arrangement, or (3) as part of a stock option plan available to Directors, officers or employees of the Company, the Sponsor or the Advisor. Options may not be issued to the Advisor, the Directors, the Sponsor or any Affiliate thereof except on the same terms as such Options are sold to the general public, when applicable. Options may be issued to persons other than the Advisor, Directors, Sponsor or any Affiliate thereof but not at exercise prices less than the fair market value of the underlying securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such Option on the date of grant. Options issuable to the Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed 10% of the outstanding Shares on the date of grant of any such Options. The voting rights per share of Shares (other than publicly held Common Shares) sold in a private offering shall not exceed the voting rights that bear the same relationship to the voting rights of the publicly held Common Shares as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly offered Common ~~Shares~~Share.

(j) The consideration paid for real property acquired by the Company shall be based on the fair market value of the property as determined by a majority of the Directors. If any Real Estate Asset is acquired from an Affiliated Seller, or if a majority of the Independent Directors determine that a third-party appraisal is necessary to determine the fair market value of any other Real Estate Asset to be acquired by the Company, the Company shall engage an Independent Expert selected by the Independent Directors to determine the fair market value of such Real Estate Asset.

(k) The Company shall not operate so as to be classified as an “investment company” under the Investment Company Act of 1940, as amended.

(l) The Company shall not issue debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt;

(m) The Company shall not issue Shares on a deferred payment basis or under similar arrangements.

~~(n) The Company shall not invest in equity securities (other than OP Units and short term investments) unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approves the transaction as being fair, competitive and commercially reasonable.~~

(n) [Reserved].

(o) The Company shall not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

The foregoing investment limitations may not be modified or eliminated without the approval of Stockholders owning a majority of the outstanding Shares.

ARTICLE XI

CONFLICTS OF INTEREST

Section 11.1. Sales and Leases to Company. The Company may purchase or lease any asset (including any Real Estate Asset) from an Affiliated Seller only upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Company. Additionally, the Company may not purchase any asset (including any Real Estate Asset) from an Affiliated Seller at a price to the Company that is greater than the cost of the asset to the Affiliated Seller unless substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such asset to the Company exceed its current appraised value.

Section 11.2. Sales and Leases to the Sponsor, Advisor, Directors or Affiliates. A Sponsor, Advisor, Director or Affiliate may purchase or lease a any asset (including any Real Estate Asset) from the Company only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

Section 11.3. Other Transactions.

(a) No goods or services will be provided by the Advisor or its Affiliates to the Company, except for transactions in which the Advisor or its Affiliates provide goods or services to the Company in accordance with these Articles of Incorporation or if a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions approve such transactions as fair, competitive and commercially reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

(b) The Company shall not make loans to the Sponsor, the Advisor, Directors or any Affiliates thereof, except for mortgage loans described in Section 10.4(c) in these Articles of Incorporation or loans to a wholly-owned subsidiary of the Company.

(c) The Company shall not borrow money from the Sponsor, the Advisor, any of the Directors or any of their respective Affiliates for the purpose of acquiring real property, and shall not borrow money from such Persons for other purposes unless such loan is approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction as fair, competitive and commercially reasonable and no less favorable to the Company than comparable loans between unaffiliated parties under the same circumstances.

(d) The Company shall not enter into any other transaction with the Sponsor, the Advisor, any of the Directors or any of their respective Affiliates, unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approves the transaction as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

ARTICLE XII

LIABILITY LIMITATION, INDEMNIFICATION

Section 12.1. Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the property or the affairs of the Company by reason of being a Stockholder.

Section 12.2. Limitation of Liability of Directors and Officers. ~~To the maximum extent permitted by~~Subject to the applicable limitations set forth under Maryland law in effect from time to time ~~and subject to the limitations of~~or Section II.G. of the ~~North American Securities Administrators Association, Inc. Statement of Policy Regarding Real Estate Investment Trusts dated September 29, 1993 (the “~~NASAA REIT Guidelines~~”)~~, no director or officer of the Company shall be liable to the Company or the Stockholders for money damages. Neither the amendment or repeal of this Section 12.2, nor the adoption or amendment of any other provision of these Articles of Incorporation or the Bylaws inconsistent with this Section 12.2 shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or omission that occurred prior to such amendment, repeal or adoption. Notwithstanding anything to the contrary in this Section 12.2, this limitation on liability applies only to the extent that the particular officer or director has satisfied the requirements of Sections 12.3(b)(i) and (ii).

Section 12.3. Indemnification.

(a) Definitions. In this Section 12.3:

(i) “Indemnitee” means (1) any present or former Director or officer of the Company, (2) any person who while serving in any of the capacities referred to in clause (1) hereof served at the Company’s request as a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another real estate investment trust or foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, (3) any person nominated or designated by (or pursuant to authority granted by) the Directors or any committee thereof to serve in any of the capacities referred to in clauses (1) or (2) hereof, and (4) the Advisor and any Affiliate of the Advisor.

(ii) “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

(b) Indemnification. Subject to the limitations of Sections 12.3(b)(i) and (ii), the Company shall indemnify every Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses (including court costs and attorneys’ fees) actually incurred by the Indemnitee in connection with any Proceeding in which he or she was, is or is threatened to be named defendant or respondent, or in which he or she was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his or her serving or having served, or having been nominated or designated to serve, in any of the capacities referred to in Section 12.3(a)(i) ~~to the fullest extent that indemnification is permitted by the Maryland Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than the law permitted the Company to provide prior to such amendment) and subject to the limitations of Section II.G. of the NASAA Guidelines~~; provided, however, that in no event shall this sentence enlarge the indemnification permitted below under Sections 12.3(b)(i) and (ii). For purposes of this Article XII, an Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Notwithstanding anything to the contrary in this Section 12.3:

(i)       the Company will not indemnify any Indemnitee unless:

(A)	The Indemnitee has determined in good faith that the course of conduct which caused the loss, liability or expense was in the best interests of the Company;

(B)	The Indemnitee was acting on behalf of the Company or performing services for the Company;

(C)	Such liability or loss was not the result of:

(1)	in the case of any Indemnitee other than an Independent Director, negligence or misconduct by the Indemnitee, or

(2)	in the case that the Indemnitee is an Independent Director, gross negligence or willful misconduct by the Indemnitee; and

(D)	any indemnification or agreement to hold harmless may be paid only out of the Net Assets of the Company and no portion may be recoverable from the Stockholders;

(ii)       ~~notwithstanding anything to the contrary in Section 12.3(i),~~ the Company will not indemnify any Indemnitee for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless:

(A)	there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnitee;

(B)	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnitee; or

(C)	a court of competent jurisdiction approves a settlement of the claims against the particular Indemnitee and finds that indemnification of the settlement and related costs should be made, and the court considering the matter has been advised of the position of the Securities and Exchange Commission and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for securities law violations.

(c) Advancement of Expenses. The Company shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a Proceeding only if all of the following conditions are satisfied: (a) the Proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (b) either (i) the Proceeding was initiated by a third party who is not a Stockholder, or (ii) if the Proceeding was initiated by a Stockholder, the initiating Stockholder was acting in his or her capacity as such and the advancement was approved by a court of competent jurisdiction, and (c) the Indemnitee provides the Company with a written undertaking to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.

ARTICLE XIII

AMENDMENTS

Subject to the terms of these Articles of Incorporation, the Company reserves the right from time to time to make any amendment to these Articles of Incorporation, now or hereafter authorized by law. All rights and powers conferred by these Articles of Incorporation on Stockholders, Directors and officers are granted subject to this reservation. Except as otherwise provided in these Articles of Incorporation, and to the extent otherwise permitted by Maryland law, any amendment to these Articles of Incorporation shall be valid only if ~~approved~~declared advisable by resolution of the Board of Directors and approved by the affirmative vote of a majority of all votes entitled to be cast on the matter.

ARTICLE XIV

MERGER, CONSOLIDATION OR SALE OF COMPANY PROPERTY

Section 14.1. Authority of Directors. Subject to the provisions of any class or series of Shares at the time outstanding, the Board of Directors shall have the power to:

(a) merge the Company into another entity or otherwise cause a reorganization of the Company;

(b) consolidate the Company with one or more other entities into a new entity;

(c) sell or otherwise dispose of all or substantially all of the Company’s assets; or

(d) dissolve or liquidate the Company;

provided, however, that such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the votes entitled to be cast on the matter. Any such transaction involving an Affiliate of the Company or the Advisor also must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties. For purposes of this Section 14.1, the term “reorganization” means a reorganization of the Company of the type that would require an amendment to these Articles of Incorporation (other than an amendment that would not require ~~shareholder~~stockholder approval pursuant to Article XIII hereof).

Section 14.2. Roll-Up Transactions.

(a) In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from an Independent Expert. The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Company’s assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the Company’s assets over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:

(i) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(ii) one of the following:

(1) remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or

(2) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the Net Assets of the Company.

(b) The Company is prohibited from participating in any proposed Roll-Up Transaction:

(i) that would result in the Stockholders having voting and other rights in a Roll-Up Entity that are less than the rights provided for in Sections 6.5(b), 8.1, 8.2, 8.7, 8.8, 8.9 and 12.1;

(ii) that includes provisions that would operate to materially impede or frustrate the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or that would limit the ability of an investor to exercise the voting rights of its Securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

(iii) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 8.7 and 8.8; or

(iv) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is ~~not approved~~rejected by the Stockholders.

ARTICLE XV

DURATION OF THE COMPANY

Section 15.1. Term. The Company automatically will dissolve on February 23, ~~2015 [As corrected by Certificate of Correction],~~2015, will undertake orderly liquidation and sales of Company assets and will distribute any net sales proceeds to Stockholders, unless Listing occurs, in which event the Company shall continue perpetually unless dissolved pursuant to the provisions contained herein or pursuant to any applicable provision of the Maryland Corporation Law.

Section 15.2. Dissolution of the Company by the Board of Directors. The Board of Directors may dissolve the Company as provided in Section ~~14.1.~~15.1; provided, however, that such action shall have been approved by the affirmative vote of the holders of not less than a majority of the votes entitled to be cast on the matter.

ARTICLE XVI

MISCELLANEOUS

Section 16.1. Governing Law. The Articles shall be construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

Section 16.2. Reliance by Third Parties. Any certificate shall be final and conclusive as to any person dealing with the Company if executed by the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (a) the number or identity of Directors, officers of the Company or Stockholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of the Board of Directors or Stockholders; (d) a copy of these Articles of Incorporation or of the Bylaws as a true and complete copy as then in force; (e) an amendment to these Articles of Incorporation; (f) the ~~termination~~dissolution of the Company; or (g) the existence of any fact relating to the affairs of the Company. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Company on its behalf or by any officer, employee or agent of the Company.

Section 16.3. Severability.

(a) The provisions of these Articles of Incorporation are severable, and if any one or more of such provisions (the “Conflicting Provisions”) are in conflict with the Code, Maryland Corporation Law or other applicable federal or state laws, the Conflicting Provisions, to the extent of the conflict, shall be deemed never to have constituted a part of these Articles of Incorporation, even without any amendment of these Articles of Incorporation pursuant to Article XIII and without affecting or impairing any of the remaining provisions of these Articles of Incorporation or rendering invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination.

(b) If any provision of these Articles of Incorporation shall be held invalid or unenforceable in any jurisdiction, such holding shall apply only to the extent of any such invalidity or unenforceability and shall not in any manner affect, impair or render invalid or unenforceable such provision in any other jurisdiction or any other provision of these Articles of Incorporation in any jurisdiction.

Section 16.4. Construction. In these Articles of Incorporation, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of these Articles of Incorporation.

Section 16.5. Recordation. These Articles of Incorporation and any amendment hereto shall be filed for record with the SDAT and may also be filed or recorded in such other places as the Board of Directors deems appropriate, but failure to file for record these Articles of Incorporation or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Articles of Incorporation or any amendment hereto. A restated Articles of Incorporation shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Articles of Incorporation and the various amendments thereto.

SIXTH: This amendment and restatement of the ~~Articles of Incorporation of the Company~~charter was advised by the Board of Directors and approved by the ~~sole Stockholder~~Stockholders of the Company.

SEVENTH: The current address of the principal office of the Company in the State of Maryland is set forth in Article IV of the foregoing amendment and restatement of the charter.

EIGHTH: The name and address of the Company’s current resident agent is set forth in Article IV of the foregoing amendment and restatement of the charter.

NINTH: The number of directors of the Company and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.

TENTH: The undersigned President of Paladin Realty Income Properties, Inc. acknowledges these Second Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, the Company has caused these Second Articles of Amendment and Restatement to be signed in its name and on its behalf ~~on this 25th day of February 2005,~~ by its President ~~who acknowledges that these Articles of Amendment and Restatement are the act of the Company and that to the best of his knowledge, information and belief and under penalties for perjury, all matters and facts contained in these Articles of Amendment and Restatement are true in all material respects~~and attested to by its Secretary on this              day of                      200    .

Paladin Realty Income Properties, Inc.

By:
James R. Worms
President

ATTEST:

Michael B. Lenard
Secretary

~~CERTIFICATE OF CORRECTION~~

~~OF~~

~~PALADIN REALTY INCOME PROPERTIES, INC.~~

~~This Certificate of Correction sets forth the following:~~

~~1. The title of the document being corrected is the Articles of Amendment and Restatement of Paladin Realty Income Properties, Inc.;~~

~~2. The name of the party to the document being corrected is Paladin Realty Income Properties, Inc.;~~

~~3. The date that the document being corrected was filed was February 28, 2005 with the Department of Assessments and Taxation of Maryland;~~

~~4. The first provision in the document to be corrected is the date of the Dealer Manager Agreement, which appears on page 4, paragraph 4 of the Articles of Amendment and Restatement in the definition of “Dealer Management Agreement.” The document contained a typographical error stating that the date of the Dealer Manager Agreement was February 25, 2005. The corrected date is February 28, 2005.~~

~~5. The second provision in the document to be corrected is the date of dissolution of the Company, which appears in the first line of Section 15.1. The document contained a typographical error stating that the date of dissolution was February 23, 2014. The corrected date is February 23, 2015.~~

~~The Articles of Amendment and Restatement, which was filed with the Department of Assessments and Taxation of Maryland on February 28, 2005, is hereby corrected.~~

~~Executed on this 30th day of June, 2005.~~

~~/s/ Michael B. Lenard~~
~~Michael B. Lenard~~
~~Authorized Person~~

~~RETURN TO:~~

~~Michael B. Lenard~~

~~Paladin Realty Income Properties, Inc.~~

~~10880 Wilshire Blvd., Suite 1400~~

~~Los Angeles, California 90024~~

~~IN WITNESS WHEREOF, the Company has caused this Certificate of Correction to be signed in its name and on its behalf on this 30th day of June 2005, by its Vice President who acknowledges that this Certificate of Correction is the act of the Company and that to the best of his knowledge, information and belief and under penalties for perjury, all matters and facts contained in this Certificate of Correction are true in all material respects.~~

~~Paladin Realty Income Properties, Inc.~~

~~By:~~	~~/s/ John A. Gerson~~
~~John A. Gerson~~
~~Executive Vice President~~

~~ATTEST:~~

~~/s/ Michael B. Lenard~~
~~Michael B. Lenard~~
~~Secretary~~